Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 15 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Deferred tax assets:
Exit costs, environmental and other similar items	$53,928	$64,773	$82,378
Deferred employee benefit items	74,577	57,810	65,550
Other items (each less than 5 percent of total assets)	83,\192	79,014	111,094

Total deferred tax assets	$211,697	$201,597	$259,022

Deferred tax liabilities:
Depreciation and amortization	$192,035	$165,917	$161,916

Netted against the Company’s other deferred tax assets were valuation reserves of $8,017, $17,756 and $15,735 at December 31, 2011, 2010 and 2009, respectively, resulting from the uncertainty as to the realization of the tax benefits from certain foreign net operating losses and certain other foreign assets. The Company has $9,510 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2030 and foreign net operating losses of $45,854. The foreign net operating losses are related to various jurisdictions that provide for either indefinite carryforward periods or carryforward periods with various expiration periods.

Significant components of the provisions for income taxes were as follows:

	2011	2010	2009
Current:
Federal	$204,284	$127,498	$151,492
Foreign	50,272	50,765	25,964
State and local	28,219	16,966	18,118

Total current	282,775	195,229	195,574
Deferred:
Federal	20,713	27,903	(4,887)
Foreign	(3,922)	(7,145)	(1,592)
State and local	122	(688)	(2,126)

Total deferred	16,913	20,070	(8,605)

Total provisions for income taxes	$299,688	$215,299	$186,969

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $(491) in 2011, $1,885 in 2010 and $1,899 in 2009. A provision was not made with respect to $17,964 of retained earnings at December 31, 2011 that have been invested by foreign subsidiaries. It was not practicable to estimate the amount of unrecognized deferred tax liability for undistributed foreign earnings.

Significant components of income before income taxes as used for income tax purposes, were as follows:

	2011	2010	2009
Domestic	$560,395	$539,120	$591,558
Foreign	181,153	138,664	31,259

	$741,548	$677,784	$622,817

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.1	1.6	1.7
Investment vehicles	(1.9)	(1.6)	(3.6)
ESOP IRS audit settlement	10.1
Domestic production activities	(2.4)	(2.5)	(1.7)
Other - net	(2.5)	(0.7)	(1.4)

Effective tax rate	40.4%	31.8%	30.0%

The 2011 state and local income tax component of the effective tax rate increased compared to 2010 primarily due to the favorable impact that audit settlements had on the 2010 tax year. The 2011 investment vehicles and domestic production activities components of the effective tax rate were consistent with the 2010 tax year. During the fourth quarter of 2011, the Company reached a settlement with the Internal Revenue Service (IRS) that resolved all ESOP related tax issues for the 2003 through 2009 tax years. The settlement negatively impacted the effective tax rate for 2011.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS completed the audit of the 2003, 2004, 2005, 2006 and 2007 tax years during 2011. The IRS audited the Company’s federal tax returns for the 2004 through 2007 years for income taxes and the 2003 through 2009 years for excise taxes. The IRS was auditing transactions related to the Company’s Leveraged ESOP transactions that were implemented on August 1, 2006 and August 27, 2003. See Note 12. At various times, principal and interest on the debt related to the transactions was forgiven as a mechanism for funding Company contributions of elective deferrals and matching contributions to the ESOP. The Company claimed income tax deductions for the forgiven principal on the debt along with interest and dividends. The benefit related to tax deductions for forgiven principal and interest was reflected in equity and did not flow through the provision for income taxes.

In October 2011, the Company reached a settlement of the IRS’ audit of the Company’s ESOP. The Company has fully resolved all IRS issues for the 2003 through 2009 tax years relating to the matters challenging the ESOP related federal income tax deductions claimed by the Company and proposing substantial excise taxes and penalties. The settlement (including interest), which resolved all ESOP related tax issues, resulted in an after-tax charge related to federal and state income taxes totaling approximately $74,982, or $.70 per diluted common share, and an additional reduction in Shareholders’ equity of approximately $51,209 in the Company’s fourth quarter. The Department of Labor’s investigation of the Leveraged ESOP Transactions remains open. The Company paid $60,000 of the settlement to the IRS during 2011 and expects to make a final payment of approximately $73,105 during 2012. The Company is due a refund of $8,879 for other issues related to the 2006 and 2007 audit period. The IRS commenced an examination of the Company’s U.S. income tax returns for the 2008 and 2009 tax years in the third quarter of 2011. Fieldwork is expected to be completed during 2012. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period.

As of December 31, 2011, the Company is subject to non-U.S. income tax examinations for the tax years of 2004 through 2011. In addition, the Company is subject to state and local income tax examinations for the tax years 2002 through 2011.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010	2009
Balance at beginning of year	$31,268	$36,963	$38,051
Additions based on tax positions related to the current year	2,807	3,109	3,357
Additions for tax positions of prior years	1,354	1,841	9,170
Reductions for tax positions of prior years	(3,339)	(9,123)	(4,111)
Settlements	(1,089)	(55)	(7,937)
Lapses of Statutes of Limitations	(1,335)	(1,467)	(1,567)

Balance at end of year	$29,666	$31,268	$36,963

Included in the balance of unrecognized tax benefits at December 31, 2011, 2010 and 2009 is $25,569, $27,428 and $32,543 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.

Included in the balance of unrecognized tax benefits at December 31, 2011 is $7,837 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to a payment related to a federal audit of partnership investments, assessed state income tax audits, state settlement negotiations currently in progress and expiring statutes in federal and foreign jurisdictions.

The Company classifies all income tax related interest and penalties as income tax expense. During the years ended December 31, 2011, 2010 and 2009 the Company recognized a release of $1,163, $1,544 and $3,157, respectively, in income tax interest and penalties. As of December 31, 2011, 2010 and 2009, the Company has accrued $8,095, $10,197 and $11,783, respectively, for the potential payment of interest and penalties.